Exhibit 99.2

[Organon] Confidential Third Quarter 2023 Earnings Organon

[Organon] Confidential

Disclaimer statement, cont.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, this presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about management's expectations about Organon's future financial performance and prospects, including full-year 2023 guidance estimates and predictions regarding other financial information and metrics, franchise and product performance and strategy expectations for the remainder of 2023 and for future periods, expectations regarding the impact of VBP and developments in China. Forward-looking statements may be identified by words such "foresees" "expects," "intends," "anticipates," "plans," "believes," "seeks," "estimates," "will" or words of similar meaning. These statements are based upon the current beliefs and expectations of the company's management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, an inability to fully execute on our product development and commercialization plans within the United States or internationally; an inability to adapt to the industry-wide trend toward highly discounted channels; changes in tax laws or other tax guidance which could adversely affect our cash tax liability, effective tax rates, and results of operations and lead to greater audit scrutiny; an inability to execute on our business development strategy or realize the benefits of our planned acquisitions; efficacy, safety, or other quality concerns with respect to marketed products, including market actions such as recalls, withdrawals, or declining sales; political and social pressures, or regulatory developments, that adversely impact demand for, availability of, or patient access to contraception or fertility products; general economic factors, including recessionary pressures, interest rate and currency exchange rate fluctuations; general industry conditions and competition; the impact of the ongoing COVID-19 pandemic and emergence of variant strains; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances; new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; the company's ability to accurately predict its future financial results and performance; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; difficulties developing and sustaining relationships with commercial counterparties; dependence on the effectiveness of the company's patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions.

The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the company's filings with the Securities and Exchange Commission ("SEC"), including the company's Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent SEC filings, available at the SEC's Internet site (www.sec.gov).

See Slides 22-27 of this presentation for a reconciliation of non-GAAP measures.

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ORGANON™

[Organon] Confidential Disclaimer statement Cautionary Note Regarding Non - GAAP Financial Measures This presentation contains “non - GAAP financial measures,” which are financial measures that either exclude or include amounts th at are correspondingly not excluded or included in the most directly comparable measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Speci fic ally, the company makes use of the non - GAAP financial measures Adjusted EBITDA, Adjusted gross margin, Adjusted gross profit, Adjusted net income, and Adjusted diluted EPS, which are not r eco gnized terms under GAAP and are presented only as a supplement to the company’s GAAP financial statements. This press release also provides certain measures that exclude the impact of foreign ex change. We calculate foreign exchange by converting our current - period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to ou r current - period results. The company believes that these non - GAAP financial measures help to enhance an understanding of the company’s financial performance. However, the presentation of thes e m easures has limitations as an analytical tool and should not be considered in isolation, or as a substitute for the company’s results as reported under GAAP. Because not all companies use i den tical calculations, the presentations of these non - GAAP measures may not be comparable to other similarly titled measures of other companies. You should refer to Table 4 and Table 5 of this pre ss release for relevant definitions and reconciliations of non - GAAP financial measures contained herein to the most directly comparable GAAP measures. In addition, the company’s full - year 2023 guidance measures (other than revenue) are provided on a non - GAAP basis because the co mpany is unable to reasonably predict certain items contained in the GAAP measures. Such items include, but are not limited to, acquisition related expenses, restructuring and related expens es, stock - based compensation, the ultimate outcome of legal proceedings, unusual gains and losses, the occurrence of matters creating GAAP tax impacts and other items not reflective of the company's on going operations. The company uses non - GAAP financial measures in its operational and financial decision making, and believes that it is useful to exclude certain items in order to focus on what it regards to be a more meaningful representation of the underlying operating performance of the business. 3

[Organon] Confidential Third quarter 2023 highlights 4 • Revenue of $1.5 billion, down 1% ex - FX • Adjusted EBITDA of $447 million • Diluted EPS of $0.23; Adjusted Diluted EPS of $0.87 • Revenue guidance range narrowed and lowered to $6.15 billion to $6.25 billion • Adjusted EBITDA margin guidance range narrowed and lowered to 30.5% to 31.5% See Slides 22 - 27 of this presentation for a reconciliation of non - GAAP measures.

[Organon] Confidential Women's Health • NuvaRing LOE primary driver of 7% ex - FX decline • Nexplanon down 3% ex - FX; new GTM model • Fertility expected to deliver high - single digit growth for full year 2023 • Jada doubles revenue year - over - year ex - FX • Recent launch of Xaciato • Franchise growth of 10% ex - FX • Strong demand and volume growth for Renflexis; Ontruzant up 34% ex - FX on tender phasing • Market slowly forming for biosimilair of Humira • Revenue up 3% ex - FX despite VBP, policy initiatives in China • Expect franchise to achieve flat - to - slightly better performance ex - FX for full year 2023 5 Established Brands Biosimilars Women's Health Humira is a trademark registered in the United States in the name of AbbVie Biotechnology Ltd

[Organon] Confidential Solid relative performance for Hadlima Source : Healthcare Analytics, LLC (Jul 14 - Oct 6, 2023) 2023 U.S. Weekly Total Prescriptions (TRx) ~3.0X units vs next closest to competitor from July cohort 6

[Organon] Confidential Durability of Established Brands Expanding manufacturing Stemming price erosion Durability and diversity of brands LCM / entrepreneurial focus Established Brands 7

[Organon] Confidential Stable, global Established Brands business delivered through strength of execution & diversification 8 4% - 2% - 4% 1% 0% 3% Total Established Brands Franchise US EUCAN APAC China LAMERA Q2 ‘22 Q3 ‘22 Q4 ‘22 Q1 ‘23 Q2 ‘23 Q3 ‘23 % Change Total Established Brands business Established Brands sales eX - FX variance by quarter vs. prior year, %

[Organon] Confidential Revenue by geography Navigating macro environment in China $ mil Q3 - 23 Q3 - 22 Actual VPY Ex - FX VPY YTD 2023 YTD 2022 Actual VPY Ex - FX VPY Europe and Canada 392 363 8% 3% 1,259 1,243 1% 2% United States 370 366 1% 1% 1,067 1,043 2% 2% Asia Pacific and Japan 284 283 — % 2% 869 888 (2)% 3% China 202 241 (16)% (11)% 661 721 (8)% (2)% Latin America, Middle East, Russia and Africa 239 236 1% 6% 687 665 3% 7% Other (1) 32 48 (31)% (34)% 122 129 (6)% (7)% Total Revenues 1,519 1,537 (1)% (1)% 4,665 4,689 (1)% 2% 9 (1) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties.

[Organon] Confidential

Volume growth offset LOE, VBP and pricing


$ mil
(1%) reported
(1%) ex-FX
$1,537
~(10)
~(30)
~(25)
~ 70
~(15)
~(10)
$1,519
FX ~(65) bps headwind to growth in Q3
Q3 2022
LOE(1)
VBP(2)
Price
Volume
Supply/Other(3)
FX
Q3 2023

(1) *LOE = Loss of Exclusivity*
(2) *VBP = Volume Based Procurement*
(3) *Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties*

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ORGANON™

[Organon] Confidential Women’s Health Women’s Health Revenues $ mil Q3 - 23 Q3 - 22 Act VPY Ex - FX VPY 2023 YTD 2022 YTD Act VPY Ex - FX VPY Nexplanon ® (contraception) 220 229 (4)% (3)% 599 595 1% 2% NuvaRing ® (contraception) 37 50 (26)% (23)% 117 133 (12)% (10)% Marvelon Œ / Mercilon Œ (contraception) 30 31 (3)% (2)% 97 85 13% 17% Follistim ® (fertility) 54 60 (10)% (8)% 179 179 — % 3% Ganirelix Acetate Injection (fertility) 25 36 (30)% (29)% 88 97 (9)% (7)% Jada (device) 13 5 134% 134% 31 12 150% 150% Other Women's Health products 39 42 (8)% (8)% 126 138 4% 5% Total Women's Health 418 454 (8)% (7)% 1,237 1,240 — % 2% 11 • Nexplanon down 3% ex - FX • Expect high single digit growth in fertility ex - FX for full year • YTD Jada revenue more than double 2022 Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

[Organon] Confidential Biosimilars Biosimilars Revenues $ mil Q3 - 23 Q3 - 22 Act VPY Ex - FX VPY 2023 YTD 2022 YTD Act VPY Ex - FX VPY Renflexis ® 69 60 15% 15% 201 166 22% 22% Ontruzant ® 40 29 36% 34% 93 87 8% 7% Brenzys Œ 13 24 (43)% (41)% 45 52 (13)% (8)% Aybintio Œ 12 10 18% 11% 34 29 17% 16% Hadlima Œ 8 6 38% 42% 20 14 48% 55% Biosimilars 142 129 10% 10% 394 346 14% 15% 12 • Franchise grew 10% in third quarter • Renflexi s up 15% ex - FX; on track for 6th consecutive year of growth • Ontruzant and Brenzys performance reflective of tender phasing Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

[Organon] Confidential Established Brands Established Brands Revenues $ mil Q3 - 23 Q3 - 22 Act VPY Ex - FX VPY 2023 YTD 2022 YTD Act VPY Ex - FX VPY Cardiovascular 354 349 1% — % 1,139 1,171 (3)% — % Respiratory 248 231 7% 10% 790 790 — % 4% Non - Opioid Pain, Bone & Derm 210 193 9% 10% 595 603 (1)% 1% Other 123 143 (14)% (14)% 408 423 (4)% — % Total Est. Brands 935 915 2% 3% 2,932 2,987 (2)% 1% 13 • Established Brands grew 3% ex - FX despite VBP and market action in early 2023 • Expect flat to slightly positive performance for full year Totals may not foot due to rounding .

[Organon] Confidential Gross margin drove profitability variance; attributable to FX and inflationary pressures All numbers presented on non - GAAP basis (1) Q3 - 23 Q3 - 22 Actual VPY 2023 YTD 2022 YTD Actual VPY Revenue 1,519 1,537 (1)% 4,665 4,689 (1)% Cost of sales 568 505 12% 1,699 1,568 8% Adjusted Gross profit 951 1,032 (8)% 2,966 3,121 (5)% Selling, general and administrative 392 378 4% 1,155 1,096 5% R&D 129 121 7% 373 311 20% Acquired IPR&D and milestones — 10 NM 8 107 NM Total research and development including IPR&D 129 131 (2)% 381 418 (9)% Adjusted EBITDA 447 546 (18)% 1,495 1,705 (12)% Adjusted diluted EPS 0.87 1.32 (34)% 3.26 4.22 (23)% Per share impact to diluted EPS from acquired IPR&D and milestones — (0.04) NM — (0.04) NM Adjusted Gross margin 62.6% 67.1% 63.6% 66.6% Adjusted EBITDA margin 29.4% 35.5% 32.0% 36.4% 14 (1) See Slides 23 - 28 of this presentation for a reconciliation of non - GAAP measures to their respective GAAP measures

[Organon] Confidential 15 Bank covenant (*) net leverage ratio ~4.3x; Upward pressure on leverage expected to peak in Q4 Net Debt as of September 30, 2023 $ mil Dec 2021 Dec 2022 Mar 2023 Jun 2023 Sept 2023 Cash and cash equivalents 737 706 459 326 414 Gross Debt (1) 9,134 8,913 8,711 8,730 8,654 Net Debt (1) 8,397 8,207 8,252 8,404 8,240 (*) The definition of net debt in the company's credit agreement excludes unamortized fees but includes capitalized lease ob lig ations. Additionally, the LTM EBITDA calculation excludes acquired IPR&D and milestone charges. (1) Debt figures are net of discounts and unamortized fees of $124 million, $105 million, $97 million, $93 million and $87 m ill ion as of December 31, 2021, December 31, 2022, March 31, 2023, June 30, 2023 and September 30, 2023, respectively.

[Organon] Confidential Despite Q3 improvement in FCF before OTC, Net Working Capital Consumption remained a headwind 16 (1) Free cash flow represents net cash flows provided by operating activities plus capital expenditures, acquired in - process researc h and development, and the effect of exchange rate changes on cash and cash equivalents. • Expect ~$700 - $800M FCF before one time costs in FY 2023 • Net working capital use primarily driven by ERP implementation • Expect >70% of FCF to be generated in 2H23, consistent with prior year (USD millions) Q1 Q2 Q3 2023 YTD Adjusted EBITDA $518 $530 $447 $1,495 Less: Net cash interest expense (65) (179) (68) (312) Less: Cash taxes (61) (29) (55) (145) Less: Change in NWC (207) (233) (52) (492) Less: CapEx (23) (33) (37) (93) Free Cash Flow Before One Time Costs $162 $56 $235 $453 Less: One time costs (82) (94) (77) (253) Free Cash Flow (1) $80 $(38) $158 $200

[Organon] Confidential

Continued volume growth, moderating headwinds in LOE, VBP, price


$ mil
~ +1.6% to +3.3% growth at constant currency, ~ (0.4)% to + 1.2%, reported
$6,174
~(10)-(20)
~ (95)-(105)
~ (90)-(100)
~ 370-400
~ (10)-(30)
~ (120)-(130)
$6,150-$6,250
Fx~(195)-(210) bps headwind to growth in 2023
FY 2022
LOE[1]
China VBP[2]
Price
Volume
Supply/Other[3]
FX
FY 2023

[1] *LOE = Loss of Exclusivity*
[2] *VBP = Value Based Pricing*
[3] *Other includes manufacturing sales to Merck and other third parties, and allocated amounts from pre-spin revenue hedging activities through the date of separation.*

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[Organon] Confidential Full Year 2023 guidance ranges 18 Provided on a Non - GAAP basis, except revenue Guidance provided August 8, 2023 Guidance provided as of November 2, 2023 Revenues $6.250B - $6.450B $6.150B - $6.250B Adjusted gross margin Low - mid 60% range Low 60% range SG&A (as % of revenue) Mid 20% range Unchanged R&D (as % of revenue) Upper single - digit Unchanged Adjusted EBITDA margin 31.5% - 33.0% 30.5% - 31.5% Interest ~$525 million Unchanged Depreciation ~$120 million Unchanged Effective non - GAAP tax rate 17.5% - 19.5% Unchanged Fully diluted weighted average shares outstanding ~257 million Unchanged

[Organon] Confidential Q&A

[Organon] Confidential Appendix

[Organon] Confidential Franchise performance $ mil Q3 - 2023 Q3 - 2022 Actual VPY Ex - FX VPY 2023 YTD 2022 YTD Actual VPY Ex - FX VPY Women’s Health 418 454 (8)% (7)% 1,237 1,240 — % 2% Biosimilars 142 129 10% 10% 394 346 14% 15% Est. Brands 935 915 2% 3% 2,932 2,987 (2)% 1% Other (1) 24 39 (36)% (38)% 102 116 (12)% (12)% Total Revenues 1,519 1,537 (1)% (1)% 4,665 4,689 (1)% 2% (1) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties. 21

[Organon] Confidential Reconciliation of GAAP Reported to Non - GAAP Adjusted Information 22 Three Months Ended September 30, 2023 Unaudited, $ in millions except per share amounts GAAP Spin related Costs (1) Restructuring Stock - based Compensation Amortization Other (1) Non - GAAP Adjusted Revenues $ 1,519 $ 1,519 Cost of sales 612 (10) — (5) (29) — 568 Gross profit 907 951 Gross margin 59.7% 62.6 % Selling, general and administrative 538 (41) — (18) — (87) 392 Research and development 137 (4) — (4) — — 129 Acquired in - process research and development and milestones — — — — — — — Interest expense 134 — — — — — 134 Exchange losses 14 — — — — — 14 Other expense (income), net 4 (3) — — — — 1 1,439 1,238 Income before income taxes 80 281 Taxes on income 22 16 — 4 5 11 58 Net income $ 58 $ 223 Earnings per share - Diluted $ 0.23 $ 0.87 (1) Represents one - time costs . Spin - related includes costs from the separation of Merck & Co . , Inc . , Rahway, NJ, US and Other primarily includes inventory step - up amortization, impairment charges and legal reserves .

[Organon] Confidential Reconciliation of GAAP Reported to Non - GAAP Adjusted Information 23 Nine Months Ended September 30, 2023 Unaudited, $ in millions except per share amounts GAAP Spin related Costs (1) Restructuring Stock - based Compensation Amortization Other (1) Non - GAAP Adjusted Revenues $ 4,665 $ 4,665 Cost of sales 1,832 (30) — (13) (88) (2) 1,699 Gross profit 2,833 2,966 Gross margin 60.7% 63.6 % Selling, general and administrative 1,424 (131) — (50) — (88) 1,155 Research and development 394 (10) — (11) — — 373 Acquired in - process research and development and milestones 8 — — — — — 8 Restructuring costs 4 — (4) — — — — Interest expense 398 — — — — — 398 Exchange losses 25 — — — — — 25 Other expense (income), net 11 (13) — — — — (2) 4,096 3,656 Income before income taxes 569 1,009 Taxes on income 92 42 1 12 16 11 174 Net income $ 477 $ 835 Earnings per share - Diluted $ 1.86 $ 3.26 (1) Represents one - time costs . Spin - related includes costs from the separation of Merck & Co . , Inc . , Rahway, NJ, US and Other primarily includes inventory step - up amortization, impairment charges and legal reserves .

[Organon] Confidential Reconciliation of GAAP Reported to Non - GAAP Adjusted Information 24 Three Months Ended September 30, 2022 Unaudited, $ in millions except per share amounts GAAP Spin related Costs (1) Restructuring Stock - based Compensation Amortization Other (1) Non - GAAP Adjusted Revenues $ 1,537 $ 1,537 Cost of sales 551 (8) — (3) (32) (3) 505 Gross profit 986 1,032 Gross margin 64.2% 67.1 % Selling, general and administrative 440 (33) — (12) — (17) 378 Research and development 127 (2) — (3) — (1) 121 Acquired in - process research and development and milestones 10 — — — — — 10 Interest expense 108 — — — — — 108 Exchange gains 4 — — — — — 4 Other expense (income), net 4 (6) — — — — (2) 1,255 1,124 Income before income taxes 282 413 Taxes on income 55 10 2 2 6 1 76 Net income $ 227 $ 337 Earnings per share - Diluted $ 0.89 $ 1.32 (1) Represents one - time costs . Spin - related includes costs from the separation of Merck & Co . , Inc . , Rahway, NJ, US and Other primarily includes inventory step - up amortization, impairment charges and legal reserves .

[Organon] Confidential Reconciliation of GAAP Reported to Non - GAAP Adjusted Information 25 Nine Months Ended September 30, 2022 Unaudited, $ in millions except per share amounts GAAP Spin related Costs (1) Restructuring Stock - based Compensation Amortization Other (1) Non - GAAP Adjusted Revenues $ 4,689 $ 4,689 Cost of sales 1,700 (18) — (9) (88) (17) 1,568 Gross profit 2,989 3,121 Gross margin 63.7% 66.6 % Selling, general and administrative 1,234 (86) — (35) — (17) 1,096 Research and development 329 (8) — (8) — (2) 311 Acquired in - process research and development and milestones 107 — — — — — 107 Interest expense 303 — — — — — 303 Exchange gains (21) — — — — — (21) Other expense (income), net 15 (20) — — — — (5) 3,678 3,359 Income before income taxes 1,011 1,330 Taxes on income 202 24 2 7 15 4 254 Net income $ 809 $ 1,076 Earnings per share - Diluted $ 3.17 $ 4.22 (1) Represents one - time costs . Spin - related includes costs from the separation of Merck & Co . , Inc . , Rahway, NJ, US and Other primarily includes inventory step - up amortization, impairment charges and legal reserves .

[Organon] Confidential Income before income taxes to Adjusted EBITDA Unaudited, $ in millions Q3 - 2023 Q3 - 2022 Income before income taxes 80 282 Depreciation 32 25 Amortization 29 32 Interest expense 134 108 EBITDA 275 447 Restructuring costs — 11 One - time costs (1) 145 70 Stock - based compensation 27 18 Adjusted EBITDA 447 546 Adjusted EBITDA margin 29.4% 35.5% 26 (1) One - time costs primarily include costs incurred in connection with the spin - off of Organon, inventory step up adjustments and legal reserves .

[Organon] Confidential Income before income taxes to Adjusted EBITDA Unaudited, $ in millions YTD Sept. 2023 YTD Sept. 2022 Income before income taxes 569 1,011 Depreciation 88 72 Amortization 88 88 Interest expense 398 303 EBITDA 1,143 1,474 Restructuring costs 4 11 One - time costs (1) 274 168 Stock - based compensation 74 52 Adjusted EBITDA 1,495 1,705 Adjusted EBITDA margin 32.0% 36.4% 27 (1) One - time costs primarily include costs incurred in connection with the spin - off of Organon, inventory step up adjustments and legal reserves .

[Organon] Confidential

Reinvesting in the business to create a pipeline of future revenue opportunities

Commercialized/soon to be commercialized asset

Licensing Agreement for *Xaciato*™ (clindamycin phosphate vaginal gel, 2%) March 2022	**Bacterial Vaginosis Gel** **FDA-approved** for BV in females 12 and over, the most common cause of vaginits worldwide estimated to affect **approximately 21 million women in the US.**[(1)]
***Marvelon*™** (desogestrel and ethinyl estradiol) and ***Mercilon*™** (desogestrel and ethinyl estradiol) February 2022	**Contraception** **Expanding portfolio** - recapturing commercial rights to certain currently marketed products in Asia
Acquisition of Alydia Health/JADA® System June 2021	**Medical Device** Postpartum hemorrhage - one of the most common complications of birth, **requiring pharmacologic treatment in up to 10% of mothers**[(2)]

Building a pipeline

Claria Medical January 2023	**Medical Device** Being studied for use during minimally invasive laparoscopic hysterectomy - **one of the most commonly performed surgeries** for women
Cirqle Biomedical July 2022	**Contraception** **Expanding portfolio** - preclinical, non-hormonal contraceptive candidate, large, unmet need for non-hormonal contraception
Licensing Agreement for biosimilar candidates referencing *Perjeta*[(3)] and *Prolia*[(3)]/*Xgeva*[(3)] through Shanghai Henlius June 2022	**Biosimilar Candidates for Osteoporosis and Breast Cancer** Exclusive **global commercialization rights** except for China; including Hong Kong, Macau and Taiwan
Forendo Pharma December 2021	**Endometriosis** Clinical stage / Phase 2a/2b - **chronic condition that affects up to 1 in 10 of reproductive age women / girls globally**[(5)]

(1) Centers for Disease Control and Prevention Bacterial Vaginosis CDC Fact Sheet: https://www.cdc.gov/std/bv/stdfact-bacterial-vaginosis
(2) Widmer M et al. "Heat-Stable Carbetocin versus Oxytocin to Prevent Hemorrhage after Vaginal Birth." N Engl J Med 2018; 379:743-752
(3) Perjeta is a trademark registered in the U.S. in the name of Genentech, Inc.; Prolia and Xgeva are trademarks registered in the U.S. in the name of Amgen Inc
(4) WHO Key Facts, 2018: https://www.who.int/news-room/fact-sheets/detail/preterm-birth
(5) WHO Key Facts, 2023: https://www.who.int/news-room/fact-sheets/detail/endometriosis

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[Organon] Confidential Number of products 13 5 49 Women’s Health Biosimilars Established Brands Broad and diverse portfolio 29 TM TM